Exhibit 10.21

                              OFFICE BUILDING LEASE


1. PARTIES This Lease, dated, for reference purposes only, July 10, 1993 is made by and between The Joseph and Eda Pell Revocable Trust (herein called "Landlord") and Fair, Isaac and Company, Incorporated (herein called "Tenant").

2. PREMISES Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and reference thereto made a part hereof, said Premises being agreed, for the purposes of this Lease, to have an area of approximately 35,261 rentable square feet and 33,140 useable square feet, being situated in Suite 200 on the second floor of that certain Building known as Regency Center, 100 Smith Ranch Road, San Rafael, CA 94903.

       Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions and that this Lease is made upon the condition of said performance.

3. TERM The term of this Lease shall be for seven (7) years, commencing on the 1st day of December, 1994, and ending on the 30th day of November, 2001.

       See Addendum to Lease, P. 4, Commencement.

4.     POSSESSION See Addendum to Lease, P. 3, Possession.

5.     A.    RENT Tenant  agrees to pay to Landlord as rental for the  premises, without  prior notice or demand,  the sum of Seventy  Thousand Five
             Hundred Twenty-two Dollars ($70,522.00) on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution of this Lease. Rent for any period during the term which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord without deduction or offset in lawful money of the United
             States of America, which shall be legal tender at the time of payment at 100 Smith Ranch Road, Suite 325, San Rafael, California
             94903, or to such other place as Landlord may from time to time designate in writing.

             See Addendum to Lease, P. 5, Free Rent.

       B.    RENT  ESCALATIONS  Commencing  on the  12th  month  of  this  lease
             (December 1, 1995) and on each annual anniversary following, the base rent shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the U. S. Department of Labor for All Urban Consumers, San Francisco-Oakland-San Jose (1984=100), "All Items" herein referred to as "C.P.I."

             The C.P.I. increase shall be calculated as follows: The base rent payable for the first month term of this lease shall be multiplied by the percentage change in the C.P.I. for the 12 months preceding December 1, 1995. On each anniversary following, the base rent shall be multiplied by the percentage change in the C.P.I. for the 12 months preceding. No single increase shall exceed 4% of the previous year's rental rate and in

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             no event shall the new monthly  rent be less than the rent  payable for the month immediately preceding the date for rent adjustment.

6. SECURITY DEPOSIT Tenant shall deposit with Landlord the sum of Seventy Thousand Five Hundred Twenty-two Dollars ($70,522.00), on or before the Date of Possession, See Addendum to LeaseP. 3. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required
       to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five
       (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general fund and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7. OPERATING EXPENSE ADJUSTMENTS For the purposes of this Article, the following terms are defined as follows:

       BASE YEAR             The Base Year shall be 1995.

       COMPARISON YEAR       Each calendar year of the term after the Base Year.

       DIRECT EXPENSES       All direct costs of operation and  maintenance,  as
                             determined   by  standard   accounting   practices,
                             including   the   following   costs   by   way   of
                             illustration,  but not be limited to: real property
                             taxes and  assessments;  rent taxes,  gross receipt
                             taxes,  (whether  assessed  against the Landlord or
                             assessed  against the Tenant and  collected  by the
                             Landlord,   or  both);  water  and  sewer  charges;
                             insurance premiums; utilities; janitorial services;
                             labor;  costs  incurred  in the  management  of the
                             Building;  air  conditioning  &  heating;  elevator
                             maintenance;  supplies;  materials;  equipment  and
                             tools;  and  maintenance,  costs and  upkeep of all
                             parking and common areas.  ("Direct Expenses" shall
                             not include  depreciation  on the Building of which
                             the Premises are a part or equipment therein,  loan
                             payments,   executive   salaries   or  real  estate
                             broker's commissions.)

       If the Direct Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Tenant shall pay 33.90% of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Tenant hereunder. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Tenant hereunder, but failure by Landlord to give such statement

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       by said date shall not  constitute  a waiver by  Landlord of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of the increase due for the first Comparison Year and, in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of Direct Expenses be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year.

       Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

       Notwithstanding anything contained in this Article, the rent payable by Tenant shall in no event be less than the rent specified in Article 5 above.

       See Addendum to Lease, P. 6,  Operating Expense Adjustments.

8. USE Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

       General office purposes shall be defined for purposes of this Lease to include computer rooms of any size required by Tenant.

       Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building on injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.


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9.     COMPLIANCE  WITH LAW Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions or improvements to or of said Premises including, but not limited to, wallcovering, paneling, air conditioning units and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or persons, selected by the Tenant to make the same must first be approved in writing by the Landlord. Such approval shall not be unreasonably withheld. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, which shall be given at the time Landlord approves the tenant improvement work, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

11.    REPAIRS

       A. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair damage thereto from causes beyond the reasonable control of Tenant with ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof once the initial tenant improvements are completed and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

       B. Notwithstanding the provisions of Article 11. A. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or

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             omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform
             any   maintenance   unless  such  failure   shall  persist  for  an
             unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect, (including the provisions of California Civil Code Sections 1941 and 1942 and any successor sections or statutes of a similar nature); provided, however, if Landlord fails to perform any repair work required of Landlord with respect to the Premises pursuant to this Paragraph, within thirty (30) days after Landlord receives Tenant's written notice of the need for such repair (or such period of time in excess of thirty (30) days as is reasonably necessary based upon the nature of the required work), then Tenant shall be permitted to make such repairs, using contractors reasonably approved by Landlord, provided (i) Tenant first gives Landlord an additional two (2) business days prior written notice indicating that Tenant intends to undertake such repair, and (ii) Landlord fails to commence such repair within such two (2) business day period. If Tenant performs any repair as permitted under this Paragraph, Landlord agrees to reimburse Tenant for the reasonable, actual and documented costs of such repair performed by Tenant, but without any off-set rights against rent or any other amounts payable by Tenant under this Lease. Any repair work done by Tenant shall be done in accordance with the provisions of this Lease, including without limitation, Paragraph 12, keeping the premises free from liens.

12.    LIENS  Tenant  shall  keep the  Premises  and the  property  in which the
       Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated cost of any improvements, additions or alteration in the Premises to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises or any portion thereof, without written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld; provided however, that Landlord in the exercise of its good faith business judgment may refuse to approve the assignment or sublease and shall promptly provide Tenant with the reasons for its refusal. In the event Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof, which notice shall include (i) the name of the proposed assignee, subtenant or occupant ("Transferee"), (ii) reasonable financial information regarding the Transferee, (iii) a description of the Transferee's business to be carried on in the Premises, and (iv) the terms of the assignment or sublease and a description of the portion of the Premises to be affected. Tenant shall also provide Landlord such additional information regarding the Transferee or the proposed assignment or sublease as Landlord may reasonably request.

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       Notwithstanding  the foregoing,  Tenant shall have the right to assign or sublet the premises, or a portion thereof, to a wholly owned affiliated company or subsidiary, without the Landlord's consent. Tenant shall be required, however, to give written notice to Landlord in advance of such assignment or sublet and to prepare assignment or sublet agreements on forms that are reasonably satisfactory to Landlord. In no event shall such assignment or sublet release Tenant from its obligations under the terms of this Lease.

       Consent to one assignment, subletting, occupation or use by any other person shall not be deemed to a consent to any subsequent assignment, subletting, occupation or use by another person. Any assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

14. HOLD HARMLESS Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the tenant, or any officer, agent, employee, guest or invitee of Tenant, and from and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon and in any case, action or proceeding brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence or willful act, and Tenant hereby waives all claims in respect thereof against Landlord.

       Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak dampness or any other cause whatsoever, unless caused by or due to the negligence or willful acts of Landlord, its agents, servant or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, less of business by Tenant, nor shall Landlord be liable for any latent defect in the premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease, (1) a policy of comprehensive general liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. (2) workers compensation insurance as may be required by law, and (3) "all risk" property insurance on

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       Tenant's   above-standard   tenant   improvements   (specifically   those
       improvements exceeding the Landlord's tenant improvement allowance as defined in Addendum to LeaseP. 1.C), personal property, equipment, furniture and fixtures. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of
       policies  of  liability   insurance   required   herein  or  certificates
       evidencing  the existence and amounts of such insurance with loss payable
       clauses  reasonably   satisfactory  to  Landlord.   No  policy  shall  be
       cancelable or subject to reduction of coverage except after ten (10) days prior written notice to Landlord.

17.    SERVICES  AND  UTILITIES  See  Addendum  to  Lease,  P. 9,  Services  and
       Utilities.

18. PROPERTY TAXES Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS Tenant shall faithfully observe and comply with the reasonable rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible for the nonperformance of any said rules by any other tenants or occupants. The rules and regulations shall be applied equally to all tenants occupying Regency Center.

20. HOLDING OVER If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

21. ENTRY BY LANDLORD Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and specific, secured, sensitive and confidential offices and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. RECONSTRUCTION In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

       In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire or extended coverage insurance, then Landlord shall forthwith repair the same provided the extent of the destruction be less than ten (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) of the full replacement cost, then Landlord shall have the option (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

       Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the damage to the Premises resulting from any casualty covered under this Article which occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

       Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs to replacements of any over-standard tenant improvements (specifically those exceeding Landlord's tenant improvement allowance as defined in Addendum to Lease P. 1.C.) or Tenant's trade fixtures, equipment, furniture or personal property.

       Except for abatement of rent as provided above, the Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT The occurrence of any or more of the following events shall constitute a default and breach of this Lease by Tenant:

       A. The vacating or abandonment of the Premises by Tenant, except in cases when Tenant is current with all rental payments.

       B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

       C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

       D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES IN DEFAULT In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

       A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 24.B.

       B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's right and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

       C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

25. EMINENT DOMAIN If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided. Notwithstanding the foregoing, Tenant shall be entitled to that portion of any condemnation award made specifically on account of Tenant's relocation expenses, increased rental costs, improvements contracted at Tenant's expense or disruption of Tenant's business.

26. OFFSET STATEMENT Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

27. PARKING Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building.

28.    AUTHORITY OF PARTIES

       A. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

       B. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

29.    GENERAL PROVISIONS

       A. Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

       B. Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptances of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

       C. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at 120 North Redwood Drive, San Rafael, California 94903, or to such other places as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at 100 Smith Ranch Road, Suite 325, San Rafael, California 94903, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

       D. Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

       E. Marginal Headings. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

       F. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

       G. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

       H. Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

       I. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

       J.    Late  Charges.  Tenant  hereby  acknowledges  that late  payment by
             Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after said amount is past due, then Tenant shall pay to Landlord a late charge equal to five (5%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

       K. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

       L. Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

       M. Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorney's fees.

       N. Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this lease.

       O. Subordination Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

             Notwithstanding such subordination, neither Tenant's right to quiet possession of the Premises nor this Lease shall be disturbed or affected if Tenant is not in default hereunder and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

       P. In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

       Q. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

       R. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way effect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

       S. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

       T. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

       U. Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

30. BROKERS Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease and it knows no real estate broker or agent who is entitled to a commission in connection with this Lease.


       THE JOSEPH AND EDA PELL                     FAIR, ISAAC AND COMPANY,
           REVOCABLE TRUST                               INCORPORATED



       By:                                         By:
       ----------------------------                -----------------------------
                Joseph Pell


       Its:                                        Its:
       ----------------------------                -----------------------------



       By:                                         Date:
       ----------------------------                -----------------------------
                 Eda Pell


       Its:
       ----------------------------



       Date:
       ----------------------------

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or placard shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of the Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

       All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

       Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks without permission of Landlord, whose consent shall not be unreasonably withheld, or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Notwithstanding the above, Tenant shall have the right to move furniture, freight or equipment into and out of the building without prior notice to Landlord, provided that such moves do not involve exclusive use of an elevator for an extended period of time, nor does the move interfere with the operation of other tenants in the building. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or properly from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking, except for microwave and coffee machines, shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises of the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

                             FIRST ADDENDUM TO LEASE
                                 BY AND BETWEEN
                THE JOSEPH AND EDA PELL REVOCABLE TRUST, LANDLORD
                                       AND
                  FAIR, ISAAC AND COMPANY, INCORPORATED, TENANT
                               DATED JULY 10, 1993


1.     TENANT IMPROVEMENTS

       A. Working Drawings and Specifications ("Bid Package"): Tenant shall authorize Richard Pollack and Associates or any other architect or architectural firm of Tenant's choice ("Architect") to prepare a space plan, construction drawings and design specifications for the Premises. Tenant may direct Architect to utilize the services of consultants ("Consultants") to provide engineered drawings and design specifications for the mechanical, electrical and plumbing systems in the Premises, including, but not limited to any air conditioning system, duct work, heating and electric facilities. (All such architectural and engineering drawings and specifications are herein referred to collectively as the "Bid Package"). In putting together the Bid Package, Architect and Consultants shall exert their best efforts to reuse all existing improvements in the Premises where possible and in conformance with Tenant's requirements in the Premises. Tenant shall not be required to reuse existing light fixtures in the Premises, but rather shall specify its own light fixtures. Landlord shall provide the Architect and Consultants with the base building capacity for (1) electrical power, (2) HVAC and (3) floor loading (live and dead load capacities and design criteria for the Premises). The Bid Package shall be submitted to Tenant for its review and written approval which shall be evidenced by Tenant's signing the Bid Package. The Bid Package shall also be submitted to Landlord for Landlord's approval which shall also be evidenced by Landlord's signing the Bid Package. Landlord's approval shall not be unreasonably withheld. It is the understanding of the parties that Tenant intends to provide its employees with high quality office space which meets the current needs of the workforce and enhances the work performance of the employees and the company, while remaining flexible enough to accommodate the growth and changing needs of the Tenant. In other words, the Tenant may not always be looking for the most economical solution or method of construction, but rather one which provides Tenant with the highest ability to perform its work while maintaining flexibility for future needs.

             All architectural design, engineering, and consulting fees shall be included in the Tenant Improvement Allowance. See Addendum P. 1.C. Tenant may require that certain subcontractors be used by the Contractor in bidding and performing the work, including, but not limited to, WBE Electrical, WBE Telecom and Peerless Lighting.

             The Bid Package shall include the Construction Contract which shall be provided by Tenant. Landlord shall have the right to review and approve the Construction Contract and make any necessary changes with respect to preserving and protecting Landlord's rights, remedies and property.

             The Bid Package shall be completed and accepted by both Landlord and Tenant no later than July 1, 1994. Each party shall have at least ten (10) working days to review the Bid Package. Tenant will prepare a schedule for delivery and review of the Bid Package by January 1, 1994.

       B. Contractor: The Contractor who shall perform the tenant improvement work in the Premises shall be selected from two bidders. Landlord shall select one Contractor and Tenant shall select one Contractor. No later than June 1, 1994, Landlord and Tenant shall provide each other with the name and address of their respective Contractor. Landlord shall have fourteen (14) days to evaluate the Contractor selected by Tenant. Landlord's criteria for evaluation of Tenant's Contractor shall include, but not be limited to, reputation and quality of workmanship, record of completing previous jobs on schedule and within budget, relationship with the City of San Rafael Building and Planning Departments, cooperativeness in dealing with Landlord and its employees, financial strength and billing procedure. Tenant shall have fourteen (14) days to evaluate Landlord's Contractor. Tenant's criteria for evaluation of Landlord's Contractor shall include, but not be limited to, cost effectiveness, quality of workmanship, creativity, record of completing work on schedule and within budget, and an understanding of Tenant's current and future requirements and a good working relationship with Tenant and Tenant's employees. Landlord and Tenant shall each use best efforts in ensuring that their
             evaluation  process  of  each  other's   Contractors  is  fair  and
             reasonable. A copy of the Bid Package may be given to each Contractor and may be used in evaluating the Contractor. Landlord and Tenant shall have the right to reject each other's Contractor based on any of the above criteria or any other relevant criteria. If a Contractor is rejected, the reasons for the rejection shall be stated in a letter to Landlord or Tenant. If a Contractor is rejected by Landlord or Tenant, another Contractor shall be selected and its name submitted in writing within five (5) days. Each Contractor shall be evaluated using the same criteria stated above. Neither Tenant nor Landlord may reject more than three Contractors submitted by the other.

             Landlord may submit its own name as a Contractor.

             As soon as Landlord approves Tenant's choice of a Contractor ("Tenant's Contractor") and as soon as Tenant approves Landlord's choice of a Contractor ("Landlord's Contractor") Tenant's Contractor and Landlord's Contractor shall be requested in writing to submit a bid on the Bid Package. Ten (10) working days after receipt of the request for bid and the complete Bid Package, both Contractors shall submit a sealed fixed price contract bid (on such contract form as Landlord, Tenant and Architect shall designate) to construct the tenant improvements specified in the Bid Package. Landlord and Tenant shall jointly open and review the bids.
             Landlord and Tenant (after adjustments for any inconsistent assumptions to reflect an "apples-to-apples" comparison) shall select the lowest price bidder as the Contractor ("Contractor"). The Contractor shall enter into a construction contract with Tenant consistent with the terms of the Bid Package and its bid to construct the tenant improvements. That contract must state that Tenant shall hold Landlord harmless from any and all liability for the work to be performed under the terms of that construction contract.

             If Landlord's Contractor is not selected as the successful bidder, Tenant shall pay Landlord or its representative a reasonable owner's representation fee to compensate Landlord for its time and effort in inspecting and overseeing the construction of the tenant improvement work and assuring itself of good quality materials and workmanship, that the work contained in the Request for Disbursement (see Addendum P. 1.D.) is complete, and that there is no interference with the day-to-day operations of the Building as a result of Tenant's construction. The parties agree that the maximum fee chargeable by Landlord shall be $50.00 per hour for up to five
             (5) hours per week. This fee shall be deducted from the Tenant Improvement Allowance (see Addendum to Lease P. 1.C.

       C. Tenant Improvement Allowance: Landlord shall contribute Seven Hundred Sixty-two Thousand Two Hundred Twenty Dollars ($762,220.00) ($23.00 x 33,140 usable SF) toward the construction of the tenant improvements for Tenant's Premises ("Tenant Improvement Allowance"). The Tenant Improvement Allowance shall include all architectural, engineering and consultant fees, and all other fees charged in conjunction with preparation of the Bid Package. All costs exceeding the Tenant Improvement Allowance shall be borne by Tenant.

       D. Disbursement of Tenant Improvement Allowance: Once a month, on or before the 10th day of the month, Tenant shall present to Landlord a Request for Disbursement ("Request for Disbursement") requesting payment by Landlord of any costs associated with the design, engineering or construction of the tenant improvements. The Request for Disbursement shall include the following information:

             1) A certificate from Tenant confirming that all of the work contained in the Request for Disbursement has been completed in accordance with the applicable contracts.

             2) A Certificate from Tenant's Architect confirming that all of the work contained in the Request for Disbursement has been completed in accordance with the applicable contracts and certifying that materials have arrived on the job.

             3) Unconditional mechanics lien releases and copies of invoices from the Contractor, subcontractors, suppliers and materialmen marked "Paid."

             4) And such other reasonable documentation as may be requested by Landlord not later than the 25th day of the previous month.

             Payment shall not be made on any Request for Disbursement until all of the information and documentation above is complete.

             Payment shall be made only for those materials which have been installed or which have been delivered to the Premises. Landlord shall have five (5) calendar days from the date of receipt of the Request for Disbursement to review same and request clarification. If Landlord is in Agreement with the Request for Disbursement, payment shall be made to Tenant within ten (10) days of receipt of the Request for Disbursement. If any items are in dispute, Landlord shall not make payment on those items until the dispute is resolved, but Landlord shall make payment to Tenant of all amounts not in dispute within ten (10) days of receipt of the Request for Disbursement. Landlord shall not unreasonably withhold its approval of any Request for Disbursement or on any specific request for payment made therein. A final disbursement of Twenty-five Thousand Dollars ($25,000.00) shall be held until all punchlist items in Tenant's Premises are complete, and the time for the filing of any mechanics liens claimed or which might be filed on account of any work performed by Tenant, Contractor, subcontractors, suppliers or materialmen has passed. Any damage to Landlord's property will be repaired to

             Landlord's satisfaction. Once Landlord has disbursed the entire amount of the Tenant Improvement Allowance (See Addendum P. 1.C.) to Tenant, except the final disbursement of $25,000.00, any and all costs associated with the design, engineering or construction of Tenant's Premises shall be paid directly by Tenant.

       E. Change Orders: Tenant may, but only by written instructions or drawings issued to Landlord and Contractor ("Change Order Request"), make changes to the work specified in the Bid Package, including without limitation, requiring additional work, directing the omission of work previously ordered or changing the quantity or type of any materials, equipment or services. Promptly upon receipt of a Change Order Request, Contractor will provide Tenant with a statement in detail setting forth the cost of said change (including a breakdown of costs attributable to labor and materials, construction equipment exclusively necessary for the change, and preparation or amendment to shop drawings resulting from said change and any time delays anticipated to result from said change). Tenant will have two (2) days after receipt of such statement in which to confirm the Change Order Request and authorize the work to be performed or to withdraw such request. Change Orders will be signed by Landlord and Tenant in advance of any work being performed on a Change Order.

       F. Substantial Completion: For purposes of this Lease, "Substantial Completion" shall mean that construction of the tenant improvements has been completed in accordance with the Bid Package, except for minor finishing details of construction, decoration, mechanical adjustment, minor replacement of defective or damaged materials, and other items of a type commonly found on architectural punchlists, all of which do not materially interfere with the occupancy and use of the Premises by Tenant or with Tenant's ability to complete the improvements to the Premises to be made by Tenant. Within three (3) days of Substantial Completion Tenant's, Architect shall notify Landlord in writing that the Premises are Substantially Complete. If Tenant is conducting business in any part of the Premises the space shall be automatically deemed Substantially Complete.

             Within ten (10) calendar days after Substantial Completion of the tenant improvements, Tenant, accompanied by Landlord or Landlord's representative, shall make an inspection of the Premises and prepare a punchlist of items needing additional work by the Contractor. Contractor shall complete all punchlist items reasonably identified by Tenant or Landlord within thirty (30) calendar days after the inspection or as soon as practicable thereafter. If there is any dispute as to whether Contractor has substantially completed the work, a good faith decision of Tenant's Architect shall be final and binding on the parties.

       G. Standard of Construction: Contractor shall complete all work in accordance with the Bid Package approved by Landlord and Tenant and shall make no alterations, additions, or reinforcements to the structure of the building except as specifically approved by Landlord in the Bid package, or in writing thereafter. Tenant, or Contractor, at its expense, shall procure all building and other permits required for completion of Tenant's work. Tenant agrees that all work done by Tenant, its Contractor and subcontractors shall be performed in full compliance with all laws, rules, orders, permits, ordinances, directions, regulations and requirements of all governmental agencies, offices, and departments having jurisdiction, including without limitation applicable provisions pertaining to use of hazardous or toxic materials and the Americans with Disabilities Act, and in full compliance with the rules, orders, directions, regulations and requirements of the Board of Fire Underwriters or any other organization performing a similar function.

             Landlord shall have the right to enter the Premises at any time to post any Notice of Non-Responsibility or other notice on the Premises during Tenant's construction. Contractor and all contractors and subcontractors retained by Tenant or Contractor shall be bondable and bonded, licensed contractors, possessing good labor relations, adequate financials, and with a record of performing quality workmanship.

             During the course of construction, Tenant shall maintain builder's risk insurance in form and content reasonably satisfactory to Landlord. Tenant's insurance shall name Landlord as an additional insured and shall provide that it may not be canceled or amended without twenty (20) days prior written notice to Landlord. At least seven (7) calendar days prior to commencement of construction, Tenant shall provide Landlord with a certificate of such insurance and evidence of any required bonds in form satisfactory to Landlord.

             Contractor shall complete the tenant improvement work with diligence and in such a manner as not to interfere with the use or enjoyment of other portions of the Project or common areas by
             Landlord or other tenants. Contractor shall provide for all temporary power, water and other utility facilities as required in connection with the construction of Tenant's work. Contractor shall provide its own dumpster for collection and disposition of construction debris, which shall be located at a location approved by Landlord, and all construction debris from construction shall be disposed of in Contractor's dumpster and not in trash facilities for the Project. Contractor's construction materials, tools, equipment and debris shall be stored only within the Premises, or in areas designated for that purpose by Landlord. Work space exterior to the Premises shall be available only with the written approval of Landlord. Tenant's construction work shall be subject to the inspection and supervision of Landlord and Landlord's representatives.

             Tenant and Contractor shall indemnify and hold harmless Landlord for any and all claims arising from Tenant's work. Tenant shall pay for all damage to the Building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their licensees, or invitees, including, but not limited to, losses incurred as the result of power outages caused by Tenant's or Contractor's work in the Building. Any such damages may be deducted from the Tenant Improvement Allowance.

       H. Liability: The parties acknowledge that Landlord is not an architect or engineer and that the tenant improvement work will be designed by independent Architects, Engineers and Consultants. Accordingly, Landlord does not guarantee or warrant that any part of the Bid Package will be free from errors or omissions, and Landlord shall have no liability therefor.

             Tenant shall be solely responsible for the adequacy in all respects of the Bid Package, including without limitation compliance with all governmental requirements, compatibility with the building shell, and any special requirements of Tenant's proposed equipment or machines with respect to ambient temperatures, electrical use or current, or water availability. Landlord shall warrant only that the information provided regarding the base building (referred to in Addendum to Lease P. 1.A.) is true and correct to the best of its knowledge. Tenant acknowledges that in connection with obtaining Landlord's approval of the Bid Package, Tenant may provide Landlord with certain information regarding its specific needs relating to the Premises in developing plans and specifications for Tenant's work and that Tenant may provide some of its own equipment for installation in the Premises. Tenant further acknowledges that Landlord will make no independent review of any such information and that Landlord does not warrant, either expressly or impliedly, the adequacy of the Bid Package for Tenant's requirements or Tenant's equipment for Tenant's intended purpose.

       I. Ownership of Tenant Improvements: Upon termination of the Lease, all of the tenant improvements shall remain in the Premises unless Landlord shall consent in writing to the removal thereof by Tenant. However, all Tenant's trade fixtures, equipment, furniture and personal property shall remain the property of Tenant.

       J. Life Safety: With respect to Life Safety System, Landlord believes to the best of its knowledge that Regency Center meets all current code requirements including handicap access compliance. If any code requirements are not met with respect to the Building's Life Safety System all costs to accomplish changes necessary to the Building shall be covered by Landlord. All code compliance costs with respect to Tenant's Premises shall be covered by the Tenant Improvement Allowance or by Tenant.

       K. Use of Current Fixtures in Space: Tenant shall have the right to reuse the fixtures currently in the Premises including but not limited to all cafeteria built-ins, the moveable partitions (retractable wall) in the training rooms and fire extinguishers and cases. The food trolley located in the cafeteria and the equipment purchased or leased by the previous Tenant including, but not limited to, the cafeteria tables and chairs, ice dispenser, training room tables, chairs, white boards, projection screen, reception desk, counter and hutch are not part of the fixtures in the Premises.

3.     POSSESSION

       A. Possession of the Premises ("Possession") shall be delivered to Tenant no later than October 1, 1994 for the purpose of constructing the tenant improvements. If possession of the space cannot be delivered by Landlord by that date, for any reason whatsoever, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the term of Lease be in any way extended, but in that event, of Commencement Date (as defined in AddendumP. 4.A.) shall be extended by the exact number of days of Landlord's delay in delivering possession. Landlord shall inform Tenant of the date of Possession in writing at least thirty (30) days prior to Possession.

       B. If Landlord shall not have delivered Possession of the Premises within ninety (90) days after the Commencement Date (as defined in Addendum P. 4.A.), Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Tenant is not received by Landlord within said ten (10) day period, Tenant's right to cancel this lease hereunder shall terminate and be of no further force or effect.

4.     COMMENCEMENT

       A. If Possession is delivered on October 1, 1994 the Commencement Date ("Commencement") shall be defined as December 1, 1994 or five (5) days after Substantial Completion of the tenant improvement work (as defined in Addendum P. 1.E.) whichever is earlier. If Possession is delivered prior to October 1, 1994, the Commencement Date shall be sixty (60) calendar days after the date of Possession or five (5) days after Substantial Completion of the tenant improvement work, whichever is earlier.

             Landlord shall notify Tenant in writing of the actual Commencement Date no later than thirty (30) days after Substantial Completion. In the event Substantial Completion is delayed by Tenant Caused Delays (as defined in Addendum P. 4.C.) the same number of days shall be deducted from total number of days of the build-out and that date shall be the Commencement.

5.     FREE RENT

       Landlord shall allow Tenant and Contractor to occupy and perform the tenant improvement work in the Premises without payment of rent after Possession (as defined in Addendum P. 3) for a period of two (2) months. Landlord shall allow Tenant to occupy one-half (1/2) of the Premises (approximately 17,630 rentable square feet) for six (6) months after the Commencement Date without payment of rent. Tenant's first month's rent paid upon execution of this Lease shall cover the rent on the remaining one-half (1/2) of the Premises for the first two (2) months after the Commencement Date.

6.     OPERATING EXPENSE ADJUSTMENTS  (Continued from Article 7 of the Lease.)

       A. During the initial term of this Lease, management costs for the building shall not exceed three percent (3%) of the gross rental income for the building.

       B. Landlord shall keep full, accurate, and separate books of account and records covering all Direct Expenses, which books of accounts and records shall accurately reflect the total Direct Expenses, and Landlord's billings to Tenant for Operating Expense Adjustments.

       C. Tenant shall have the right to protest any charge to Tenant by Landlord for Operating Expense Adjustments, provided that said protest is made within thirty (30) days after receipt of Landlord's notice of such charge. In the event that Tenant shall protest, Tenant shall be entitled to audit Landlord's books of account, records, and other pertinent data regarding Direct Expenses. The audit shall be limited to the determination of direct Expenses and charges to Tenant for Operating Expense Adjustments and shall be conducted during normal business hours. If the audit shows that there has been an overpayment by Tenant, the overpayment shall be immediately due and repayable by Landlord to Tenant.

7.     OPTION TO EXTEND

       A. Landlord grants to Tenant the option to extend the term of this Lease for two 3-year periods commencing when the prior term expires upon each and all of the following terms and conditions:

               (i) Tenant gives to Landlord and Landlord receives notice of the exercise of the option to extend this Lease for said additional term no later than twelve (12) months prior to the time that the option period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

              (ii) At the time said written notification of exercise of option is given and received, Tenant shall not be in default under any of the material obligations of this Lease to be performed by Tenant and this Lease shall not have previously terminated nor terminated prior to the commencement of the option term;

             (iii) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

              (iv) The monthly rent for each month of the option period shall be calculated as follows:

             The rent payable by Tenant during the first option period shall be the Fair Market Rental Value of the Premises (as defined below) at the commencement date of the option period. There shall be an annual C.P.I. increase not to exceed four percent (4%) in each subsequent year of the first option period. The rent in the first year of the second option period shall be the rent in the last year of the first option period to which will be added a C.P.I. increase not to exceed four percent (4%). There shall be an annual C.P.I. increase not to exceed four percent (4%) in each subsequent year of the second option period. All of the C.P.I. increases during the option periods shall be calculated on the basis of the formula provided in the Lease P. 5.B. If Landlord and Tenant cannot agree on the Fair Market Rental Value of the Premises for the extension periods within forty-five (45) days after the Tenant has notified Landlord of its exercise of the option, Landlord and Tenant shall each select, within forty-five (45) days of such notification, an appraiser who must be a qualified M.A.I. appraiser to determine said Fair Market Rental Value. If one party fails to so designate an appraiser within the time required, the determination of Fair Market Rental Value of the one appraiser who has been designated by the other party hereto within the time required shall be binding upon both parties. The appraisers shall submit their determinations of Fair Market Rental Value to both parties within thirty (30) days after their selection. If the difference between the two determinations is ten percent (10%) or less of the higher appraisal, then the average between the two determinations shall be the Fair Market Rental Value of the Premises. If said difference is greater than ten percent (10%), then the two appraisers shall within twenty (20) days of the date that the later submittal is submitted to the parties designate a third appraiser who must also be a qualified M.A.I. appraiser. The sole responsibility of the third appraiser will be to determine which of the determinations made by the first appraisers is most accurate. The third appraiser shall have no right to propose a middle ground or any modification of either of the determinations made by the first two appraisers. The third appraiser's choice shall be submitted to the parties within thirty (30) days after his or her selection. Such determination shall bind both of the parties and shall establish the Fair Market Rental Value of the Premises. Each party shall pay for their own appraiser and shall pay an equal share of the fees and expenses of the third appraiser.

             Fair Market Rental Value for purpose of this Lease shall mean the then prevailing rent for premises comparable in size, quality, and orientation to the demised Premises, located in buildings comparable in size to, and in the general vicinity of, the building which the demised Premises are located, leased on terms comparable to the terms contained in this Lease.

8. RIGHT OF FIRST OPPORTUNITY TO LEASE ADDITIONAL PREMISES AT 100 SMITH RANCH ROAD, SAN RAFAEL

       At any time during the term hereof, or any options to extend which Tenant has exercised, provided that Tenant is not in default as defined herein, Tenant shall have a right of First Opportunity to Lease for all office space that becomes available for lease at 100 Smith Ranch Road, San Rafael, based on the terms and conditions as outlined below.

       Landlord and Tenant acknowledge that there are existing tenants at 100 Smith Ranch Road, which tenants have options to renew or wish to renew their respective leases, and that these existing options and requests to renew would take precedent over the Right of First Opportunity to Lease described herein.

       Landlord and Tenant further acknowledge that this Right of First Opportunity to Lease shall apply only to premises, from which existing tenants vacate or which is currently vacant.

       Landlord shall notify Tenant in writing of the availability of additional office premises at 100 Smith Ranch Road, San Rafael within thirty (30) days of Landlord receiving notice from an existing Tenant at 100 Smith Ranch Road of that Tenant's intent to vacate their premises. Landlord's notice to Tenant shall include the size of premises, the projected date at which the premises may be available, and a floor plan indicating the current configuration of the premises.

       Tenant shall have ten (10) days after receipt of notice from Landlord to notify Landlord of Tenant's intent to lease the premises which was the subject of the notice. In the event Landlord does not receive notice from Tenant of Tenant's intent to lease said available space, Landlord shall have the right to lease said space to any other Tenant which Landlord chooses, and Tenant's Right of First Opportunity to lease that specific premises shall be deemed waived.

       In the event Tenant notifies Landlord of its intent to lease said premises, Landlord and Tenant shall proceed as soon as is reasonably possible to execute a lease agreement for the specific premises that became available. Terms and conditions of the Lease shall be based on the same terms and conditions of the lease(s) on the other space Tenant occupies in the Building at the time the lease is executed. Landlord and Tenant shall make a good faith effort to execute a Lease for the specific available space within thirty (30) days after Tenant has notified Landlord of its intent to lease said space.

       This Right of First Opportunity to Lease shall in no way limit the Landlord from executing leases with new tenants for terms of any length, with options to renew for any length, for those spaces for which Tenant has not exercised its Right of First Opportunity to lease as defined herein.

9.     SERVICES AND UTILITIES

       A. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises five-day per week janitorial service. Landlord shall also maintain and keep lighted, heated and air conditioned during reasonable hours of generally recognized business days, the common entries, common corridors, common stairs and toilet rooms in the building of which Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

       B. Tenant shall have 24-hour per day, seven-day per week access to its Premises.

       C. Landlord shall provide Tenant a monthly allowance of $3,878.71 (35,261 rentable SF x $.11) for Tenant's electrical service. This allowance is included in the Base Rent as defined in Article 5 of the Lease.

             Landlord and Tenant recognize that Tenant's electrical service shall cost in excess of $.11 per square foot per month due to Tenant's heavy electrical and air conditioning requirements.

             Tenant shall be charged for all PG&E charges to the building over and above the monthly allowance provided above, less any over-standard charges to other tenant's in the building (any usage over the $.11 allowance provided to each Tenant.) At the time of Lease execution, no per square foot tenants in the Building other than Fireman's Fund who currently occupies the entire second floor, have any over-standard useage. Landlord shall notify Tenant as to any changes in the existing tenant's electrical useage or any over-standard useage of new tenants to the building. Tenant may at any time notify Landlord that in Tenant's view, a particular tenant may be using over-standard electrical and Landlord will investigate that useage with the assistance of an electrical engineer and shall report to Tenant its findings regarding the useage and shall charge the other tenant for any actual over-standard useage, which amount shall be deducted from Tenant's over-standard charges. If Tenant does not agree with Landlord or Landlord's engineer's calculation, Tenant may have its own engineer evaluate the other tenant's useage.

             For the first year of Tenant's occupancy, Landlord shall charge Tenant $.11 per useable square foot per month for over-standard electrical  useage  as a  projected  expense,  which  amount  is an average paid by Tenant in its other Premises located at 111 Smith Ranch Road and 120 North Redwood Drive. This amount ($3,645.40) shall be paid along with the monthly rent. At the end of the first year of occupancy, Landlord shall prepare a PG&E invoice analysis showing the actual cost of over-standard useage by Tenant. Landlord shall credit Tenant for any amounts paid in excess of the actual cost of over-standard useage. Tenant shall pay Landlord for any costs in excess of the total projected sum paid by Tenant over the first year of occupancy. The amount paid by Tenant for over-standard electrical useage for each subsequent year of occupancy shall be based on the previous year's charges and a similar accounting between Landlord and Tenant will occur annually.

       D. The hours of operation of the heating and air conditioning system for the building are as follows:

                        Monday thru Friday:          7:00 a.m. to 6:00 p.m.
                        Saturdays:                   8:00 a.m. to 3:00 p.m.

       E. In the event Tenant requires the operation of the heating and air conditioning system beyond the normal hours of operation for the building, Tenant shall notify the building manager in advance of the required extended hour usage, and the building manager shall program the heating and air conditioning system to operate during the time period requested by Tenant.

       F. In the event Tenant shall request that an override mechanism be installed during the term of the Lease, an override mechanism shall be installed on the heating and air conditioning system which services Tenant's premises. The cost of this mechanism shall be paid by the Tenant at the time of the installation. This mechanism shall allow Tenant to have control of the heating and air conditioning system for its premises in hours other than the normal building hours stated above.

             Along with the override mechanism, an hourly meter shall be attached to the override mechanism which shall measure Tenant's use of the heating and air conditioning system beyond the normal building hours. On a monthly basis, Landlord shall charge Tenant for this usage by multiplying the number of hours used by the per hour charge for operating the heating and air conditioning system which shall be determined by Landlord's electrical engineer and heating and air conditioning contractor.

10.    COMMUNICATIONS INSTALLATION

       Tenant has installed certain communications equipment on the roof of the Building.

       Prior to the end of the term of this Lease, Tenant, at Tenant's sole cost and expense, shall remove the communications equipment and shall, forthwith and with all due diligence, repair any damage to the Premises caused by such removal.

11.    CONSENT

       Landlord and Tenant agree that in the event their consent is required pursuant to the provisions of the Lease, such consent shall not be unreasonably withheld.


         LANDLORD                   THE JOSEPH AND EDA PELL REVOCABLE TRUST



                                    By:    Joseph Pell
                                           -------------------------------------
                                           Joseph Pell

                                    Its:
                                           -------------------------------------


                                    By:    Eda Pell
                                           -------------------------------------
                                           Eda Pell

                                    Its:
                                           -------------------------------------


                                    Date:  March 30, 1994
                                           -------------------------------------




         TENANT                     FAIR, ISAAC AND COMPANY, INCORPORATED



                                    By:    Robert D. Sanderson
                                           -------------------------------------


                                    Its:   Executive Vice President
                                           -------------------------------------


                                    Date:  March 10, 1994
                                           -------------------------------------